Exhibit 10.3
Execution Version
LOCK-UP AGREEMENT
December 13, 2022
This Lock-Up Agreement is being delivered to you in connection with the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of December 13 by and among GRI Bio, Inc. ("PrivateCo"), Vallon Pharmaceuticals, Inc. to be renamed "GRI Bio, Inc." ("PublicCo") and the investors party thereto (the "Buyers"), with respect to the issuance of (i) shares of PrivateCo's common stock, par value $0.01 per share (the "PrivateCo Common Stock"), and (ii) three series of warrants (the "Warrants"), which Warrants will be exercisable to purchase PublicCo's common stock, par value $0.0001 per share (the "PublicCo Common Stock," and together with the PrivateCo Common Stock, the "Common Stock"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.
In order to induce the Buyers to enter into the Securities Purchase Agreement, the undersigned agrees that, commencing on the date hereof and ending on the date that is ninety (90) calendar days after the earliest of (x) such time as all of the Registrable Securities may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), (y) the one (1) year anniversary of the Closing Date, and (z) the date that the Demand Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the Securities and Exchange Commission; provided that, this clause (z) shall only apply if there are no Cutback Shares (as defined in the Registration Rights Agreement) arising from the Demand Registration Statement (the "Restricted Period"), the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the 1933 Act) of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned not to, (A) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Stock or Common Stock Equivalents, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any shares of Common Stock or Common Stock Equivalents owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (collectively, the "Undersigned's Shares"), or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Undersigned's Shares, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise, (C) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or (D) publicly disclose the intention to do any of the foregoing.
The foregoing restriction is expressly agreed to preclude the undersigned, and any affiliate of the undersigned and any person in privity with the undersigned or any affiliate of the undersigned, from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if the Undersigned's Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned's Shares.
Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) by will or intestate succession to the immediate family of the undersigned, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) transfer or dispose of the Lock-Up Shares if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or to any investment fund or other entity controlled or managed by the undersigned or (B) as part of a distribution, transfer or disposition by the undersigned to its stockholders, partners, members, beneficiaries or other equity holders, provided, in each case, that the transferees thereof agree to be bound in writing by the restrictions set forth herein and any such transfer shall not involve a disposition for value and provided, further, that any filing made under the Exchange Act shall include a statement noting the circumstances described in this clause, (v) transfer or dispose of the Undersigned’s Shares by will, other testamentary document or intestate succession upon the death of the undersigned, provided that the legatee, heir or other transferee agrees to be bound in writing by the restrictions on transfer set forth herein, and provided, further, that any filing made under the Exchange Act shall include a footnote noting the circumstances described in this clause, (vi) transfer or dispose of the Undersigned’s Shares by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or other court order, provided that the recipient agrees to be bound in writing by the restrictions set forth herein and provided, further, that any filing made under the Exchange Act shall include a footnote noting the circumstances described in this clause, (vii) enter into a trading plan providing for the sale of the Undersigned’s Shares by the undersigned, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any of the Undersigned’s Shares during the Restricted Period and provided, further, that, no filing under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with the establishment of such a plan, (viii) transfer or dispose of the Undersigned Shares solely to the extent necessary to satisfy tax withholding obligations, provided that any filing made under the Exchange Act shall include a footnote noting the circumstances described in this clause and (ix) transfer the Undersigned’s Shares to the Company pursuant to agreements under which the Company has the option to repurchase or forfeit the Undersigned’s Shares upon termination of service of the undersigned, provided that any filing made under the Exchange Act shall include a footnote noting the circumstances described in this clause.

For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with PublicCo's transfer agent (the "Transfer Agent") and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.
In order to enforce this covenant, PublicCo shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Lock-Up Agreement.
The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to each Buyer to complete the transactions contemplated by the Securities Purchase Agreement and that PublicCo shall be entitled to specific performance of the undersigned's obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Securities Purchase Agreement.
The undersigned understands and agrees that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.
This Lock-Up Agreement may be executed in two counterparts, each of which shall be deemed an original but both of which shall be considered one and the same instrument.
This Lock-Up Agreement may not be amended, modified, waived or terminated before the end of the Restricted Period.
In the event the Securities Purchase Agreement is terminated pursuant to Section 9 thereof, this Lock-Up Agreement shall automatically be terminated and become void and of no further force or effect.
This Lock-Up Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal laws of the State of New York will control the interpretation and construction of this Lock-Up Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.
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The parties hereto have executed this Lock-Up Agreement as of the date first set forth above.

Very truly yours,

Exact Name of Stockholder

Authorized Signature

Title
Agreed to and Acknowledged:

VALLON PHARMACEUTICALS, INC.

By:
Name:
Title:

GRI BIO, INC.
By:
Name: Marc Hertz
Title: Chief Executive Officer

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